Investor Presentation August 2013 Exhibit 99.1

August 2013 Investor Presentation Forward-Looking Statement Statements made in this presentation that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made. Forward-looking statements include, but are not limited to, the outcome of regulatory proceedings, cost estimates of capital projects and other matters affecting future operations. In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Great Plains Energy and KCP&L are providing a number of important factors that could cause actual results to differ materially from the provided forward-looking information. These important factors include: future economic conditions in regional, national and international markets and their effects on sales, prices and costs; prices and availability of electricity in regional and national wholesale markets; market perception of the energy industry, Great Plains Energy and KCP&L; changes in business strategy, operations or development plans; the outcome of contract negotiations for goods and services including transportation and labor agreements; effects of current or proposed state and federal legislative and regulatory actions or developments, including, but not limited to, deregulation, re-regulation and restructuring of the electric utility industry; decisions of regulators regarding rates the companies can charge for electricity; adverse changes in applicable laws, regulations, rules, principles or practices governing tax, accounting and environmental matters including, but not limited to, air and water quality; financial market conditions and performance including, but not limited to, changes in interest rates and credit spreads and in availability and cost of capital and the effects on nuclear decommissioning trust and pension plan assets and costs; impairments of long-lived assets or goodwill; credit ratings; inflation rates; effectiveness of risk management policies and procedures and the ability of counterparties to satisfy their contractual commitments; impact of terrorist acts, including but not limited to cyber terrorism; ability to carry out marketing and sales plans; weather conditions including, but not limited to, weather-related damage and their effects on sales, prices and costs; cost, availability, quality and deliverability of fuel; the inherent uncertainties in estimating the effects of weather, economic conditions and other factors on customer consumption and financial results; ability to achieve generation goals and the occurrence and duration of planned and unplanned generation outages; delays in the anticipated in-service dates and cost increases of generation, transmission, distribution or other projects; the inherent risks associated with the ownership and operation of a nuclear facility including, but not limited to, environmental, health, safety, regulatory and financial risks; workforce risks, including, but not limited to, increased costs of retirement, health care and other benefits; and other risks and uncertainties. This list of factors is not all-inclusive because it is not possible to predict all factors. Other risk factors are detailed from time to time in Great Plains Energy’s and KCP&L’s quarterly reports on Form 10-Q and annual report on Form 10-K filed with the Securities and Exchange Commission. Each forward-looking statement speaks only as of the date of the particular statement. Great Plains Energy and KCP&L undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. 2

August 2013 Investor Presentation Company Overview 3

August 2013 Investor Presentation 83% 14% 2% 1% Coal Nuclear Natural Gas and oil Wind 39% 47% 14% Residential Commercial Industrial 28% 37% 35% Kansas Missouri (KCP&L) GMO • Solid Midwest fully regulated electric utility operating under the KCP&L brand • Company attributes – Regulated operations in Kansas and Missouri – ~830,600 customers / ~3,030 employees – ~6,600 MW of primarily low-cost coal baseload generation – ~3,600 circuit miles of transmission lines; ~22,300 circuit miles of distribution lines – ~$9.6 billion in assets at 2012YE – ~$5.7 billion in rate base Total: ~ 22,992 MWhs* Total: ~ 22,992 MWhs* * In thousands Total: ~ 27,953 MWhs* Solid Vertically Integrated Midwest Utilities 2012 Retail MWh Sold by Customer Type 2012 Retail MWh Sales by Jurisdiction 2012 MWh Generated by Fuel Type Service Territories: KCP&L and GMO Business Highlights 4

August 2013 Investor Presentation Focused on Shareholder Value Creation • Target significant reduction in regulatory lag • Seek to deliver earnings growth and increasing and sustainable dividends as a key component of total shareholder return • Improvement in / stability of key credit metrics is a priority Attractive Platform for Long-Term Growth • Environmental – approximately $700 million capital projects planned with clear timeline for compliance; additional $600 - $800 million to comply with proposed or final environmental regulations where timeline for compliance is uncertain • Transmission – formed Transource Energy, LLC joint venture to pursue competitive transmission projects • Renewables – driven by MO/KS Renewable Portfolio Standards • Other Growth Opportunities – selective future initiatives that will leverage our core strengths Diligent Regulatory Approach • Proven track record of constructive regulatory treatment • Credibility with regulators in terms of planning and execution of large, complex projects • Competitive retail rates on a regional and national level supportive of potential future investment Excellent Relationships with Key Stakeholders • Customers – focused on top tier customer satisfaction • Suppliers – strategic supplier alliances focused on long-term supply chain value • Employees – strong relations between management and labor (3 IBEW locals) • Communities – leadership, volunteerism and high engagement in the areas we serve GXP – Platform for Shareholders 5

August 2013 Investor Presentation Earnings Growth Continued Growth Through Reduced Regulatory Lag, Disciplined Cost Management and Focused Investment in Environmental and Transmission Competitive Dividend Sustainable and Growing Dividend While Strengthening Key Credit Metrics; Objective to Grow Dividend In Line With Payout Ratio Targets Objective: Improved Total Shareholder Returns Total Shareholder Return 6

August 2013 Investor Presentation $0.83 $0.85 $0.87 2010 2011 2012 Annualized Dividend • Raised annual dividend by $0.02 in November 2012 – second consecutive annual dividend increase • Targeted payout ratio of 50% - 70% • Dividend is reviewed quarterly by the Board of Directors • Strong emphasis on improving cash flow profile; creates dividend growth flexibility Current Annual Dividend: $ 0.87 Payout ratio of 2012 earnings: 63% Dividend Yield: 3.9%1 1 As of June 30, 2013 Dividend Growth Flexibility 7

August 2013 Investor Presentation Operations Overview 8

August 2013 Investor Presentation Environmental1 63% 9% 28% % of Coal Fleet with Emission- Reducing Scrubbers Installed La Cygne Not Installed 9 • Estimated cost of compliance with final regulations2 with clear timeline for compliance – Estimated Cost: approximately $700 million – Projects include: • La Cygne – on schedule for completion in 2015 ‒ Unit 1 (368 MW3) – scrubber and baghouse ‒ Unit 2 (343 MW3) – full Air Quality Control System (AQCS) • Mercury and Air Toxics Standards (MATS) environmental investments • Estimated cost of compliance with proposed or final regulations where timing is uncertain – Estimated Cost: $600 – $800 million – Includes Clean Air Act and Clean Water Act – Projects are less certain and timeframe cannot be estimated • Flexibility provided by environmental investments already made 1 KCP&L and GMO filed annual updates to Integrated Resource Plans (IRP) with the Missouri Public Service Commission in June 2013, outlining various resource planning scenarios for environmental compliance with its operations 2 Best Available Retrofit Technology and Mercury and Air Toxics Standards 3 KCP&L’s share of jointly-owned facility

August 2013 Investor Presentation • Company-owned assets and commitments in place that will increase renewable portfolio to approximately 600 MW of wind and hydroelectric power • Future renewable requirements driven by the Renewable Portfolio Standards (RPS) in Missouri and Kansas • Flexibility regarding acquisition of future renewable resources: – Through Purchased Power Agreements (PPAs) and purchases of Renewable Energy Credits (RECs); or – Adding to rate base if supported by credit profile and available equity and debt financing • Energy efficiency expected to be a key component of future resource portfolio: – Aggressive pursuit planned with appropriate regulatory recovery 10% 10% 10% 15% 15% 15% 15% 20% 0% 5% 10% 15% 20% 25% 2013 2014 2015 2016 2017 2018 2019 2020 Kansas Renewable Portfolio Standards 2% 5% 5% 5% 5% 10% 10% 10% 15% 0% 2% 4% 6% 8% 10% 12% 14% 16% 2013 2014 2015 2016 2017 2018 2019 2020 2021 Missouri Renewable Portfolio Standards Based on three-year average peak retail demand Based on electricity provided to retail customers Renewable Energy and Energy Efficiency 10

August 2013 Investor Presentation GPE Transmission Holding Company, LLC AEP Transmission Holding Company, LLC 86.5% 13.5% Great Plains Energy Incorporated American Electric Power Company, Inc. 100% 100% Missouri Transmission Projects Transource Ownership Structure Transource Missouri Transource Subsidiary (Future) Transource Subsidiary (Future) 11

August 2013 Investor Presentation Incentive Requested Iatan-Nashua Project Sibley-Nebraska City Project Commission Ruling RTO Adder 50 basis points 50 basis points Granted ROE Risk Adder None 100 basis points Granted CWIP in Transmission Rate Base Yes Yes Granted Abandonment Yes Yes Granted Pre-commercial Costs/Regulatory Asset Yes Yes Granted Hypothetical (60% Equity/40% Debt) Capital Structure During Construction Yes Yes Granted Single-Issue Ratemaking: ROE Yes Yes Denied • FERC Order approved a base ROE of 9.8% with a 55% cap on the equity component of the post-construction capital structure. Inclusive of the incentives granted below, the weighted average all-in rate for the Iatan-Nashua and Sibley-Nebraska City projects is expected to be approximately 11.1% FERC 205 Filing - Case Number ER12-2554-000 12

August 2013 Investor Presentation • No additional baseload generation expected for several years • Targeting modest improvements in existing fleet performance in the coming years • No changes currently planned regarding nuclear’s role in the portfolio Iatan 2, an 850-megawatt coal-fired power plant, located near Weston, Mo Plant Operations 13

August 2013 Investor Presentation Economic Development Activity Ford Motor Company investing $1.1 billion in its Kansas City Assembly Plant • F-150 truck line added third shift in August 2013 • Transit commercial van expected to begin production in 1Q 2014 Diverse service territory including telecommunications, data centers and biotechnology Housing Continued improvement in Kansas City area home construction • Year-to-date June 2013 housing permits strongest in five years • Year-to-date June 2013 multi-family housing starts highest since 2001 • June 2013 average new home price increased over 7% compared to the same period in 2012 Unemployment1 Kansas City area unemployment rate of 6.6% in June 2013 compared to: • National rate of 7.8% in June 2013 • Kansas City area rate of 6.8% in June 2012 1 On a non-seasonally adjusted basis Local Economy 14

August 2013 Investor Presentation KCP&L – Kansas KCP&L – Missouri GMO – MPS GMO – L&P Annual Revenue Increase (in millions) $ 33.2 $ 67.4 $ 26.2 $ 21.71 Percent Increase 6.7% 9.6% 4.9% 12.7%1 Rate Base (in millions) $ 1,798 $ 2,052 $ 1,364 $ 466 Authorized ROE 9.5% 9.7% 9.7% 9.7% Common Equity Ratio 51.8% 52.3%(2) 52.3%(2) 52.3%2 New Retail Rates Effective January 1, 2013 January 26, 2013 January 26, 2013 January 26, 2013 1 Includes full impact of phase in from rate case ER-2010-0356 2 MPSC authorized an equity ratio of approximately 52.6% or approximately 52.3% after including other comprehensive income 2012 Rate Case Summary 15

August 2013 Investor Presentation Recovery Mechanisms Energy Cost Adjustment (Rider): KCP&L – Kansas Fuel Adjustment Clause (Rider): GMO Quarterly Cost Adjustment (Rider): GMO Steam Property Tax Surcharge (Rider): KCP&L – Kansas Energy Efficiency Cost Recovery (Rider): KCP&L – Kansas Pension and OPEB (Tracker): KCP&L – Missouri, KCP&L – Kansas and GMO Demand-Side Investment Mechanism (Tracker): GMO Renewable Energy Standards (Tracker): KCP&L-Missouri and GMO Construction Work in Progress (La Cygne only): KCP&L – Kansas Missouri Public Service Commission Consists of five members, including the Chairman, who are appointed by the Governor and confirmed by the Senate. • Members serve six-year terms (continue to serve after term expires until reappointed or replaced) • Governor appoints one member to serve as Chairman Kansas Corporation Commission Consists of three members, including the Chairman, who are appointed by the Governor and confirmed by the Senate. • Members serve four-year terms (continue to serve after term expires until reappointed or replaced) • Commissioners elect one member to serve as Chairman Regulatory 16

August 2013 Investor Presentation Second Quarter and Year to Date 2013 Update 17

August 2013 Investor Presentation Second Quarter Financial Review 18 1 Financing strategy subject to change, depending on capital expenditures, internal cash generation, market conditions and other factors 2013 Earnings Guidance • Reaffirming 2013 earnings per share guidance range of $1.44 - $1.64 – Assumes normal weather for the remainder of the year – Assumes full-year weather-normalized load growth of flat to 1.0% 2013 Year-To-Date Trends • Year-to-date weather-normalized retail MWh sales down 0.1% compared to 2012 ‒ Solid increase in residential demand of 2.5% • Proactive cost management Financing Activity • Long-term debt issuance anticipated for GMO in 20131

August 2013 Investor Presentation 2013 Second Quarter EPS Reconciliation Versus 2012 19 2013 EPS 2012 EPS Change in EPS 1Q $ 0.17 $ (0.07) $ 0.24 2Q $ 0.41 $ 0.41 $ - YTD1 $ 0.58 $ 0.34 $ 0.24 Contributors to Change in 2013 EPS Compared to 2012 New Retail Rates Interest Expense Wolf Creek WN Demand Other Margin Weather Dilution Other Total 1Q 2013 $ 0.09 $ 0.08 $ 0.07 $ 0.02 $ (0.06) $ 0.07 $ 0.01 $ (0.04) $ 0.24 2Q 2013 $ 0.17 $ 0.03 $ - $ - $ (0.04) $ (0.12) $ (0.03) $ (0.01) $ - YTD1 $ 0.27 $ 0.11 $ 0.06 $ 0.01 $ (0.10) $ (0.05) $ (0.03) $ (0.03) $ 0.24 Note: Numbers may not add due to the effect of dilutive shares on EPS 1 As of June 30

August 2013 Investor Presentation Customer Consumption 20 Retail MWh Sales Growth Rates 2Q 2013 Compared to 2Q 2012 YTD 2013 Compared to YTD 20121 Total Change in MWh Sales Weather – Normalized Change in MWh Sales % of Retail MWh Sales Total Change in MWh Sales Weather – Normalized Change in MWh Sales2 % of Retail MWh Sales Residential (9.3%) 1.2% 35% 2.6% 2.5% 39% Commercial (4.5%) (1.5%) 50% (1.2%) (0.9%) 47% Industrial (4.8%) (2.6%) 15% (5.7%) (4.1%) 14% (6.2%) (0.8%)3 (0.5%) (0.1%)3 1 As of June 30 2 Excluding 2012 Leap Day sales 3 Weighted average

August 2013 Investor Presentation Long-Term Debt Maturities 4, 5 Current Credit Ratings Moody’s Standard & Poor’s Great Plains Energy Outlook Corporate Credit Rating Preferred Stock Senior Unsecured Debt Stable - Ba2 Baa3 Positive BBB BB+ BBB- KCP&L Outlook Senior Secured Debt Senior Unsecured Debt Commercial Paper Stable A3 Baa2 P-2 Positive A- BBB A-2 GMO Outlook Senior Unsecured Debt Commercial Paper Stable Baa3 P-3 Positive BBB A-2 June 30, 2013 Debt Profile and Current Credit Ratings 21 $ $100 $200 $300 $400 $500 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 De b t ($ i n m il li o ns ) Maturity GPE GMO KCP&L 4 Includes long-term debt maturities through December 31, 2022 5 2013 reflects $23.4 million of KCP&L tax-exempt bonds subject to remarketing prior to final maturity date Great Plains Energy Debt ($ in Millions) KCP&L GMO 1 GPE Consolidated Amount Rate 2 Amount Rate 2 Amount Rate 2 Amount Rate 2 Short-term debt $ 310.0 0.60% $ 250.0 0.84% $ 6.0 2.00% $ 566.0 0.72% Long-term debt 3 2,312.1 5.15% 118.2 7.37% 992.7 4.65% 3,423.0 5.08% Total $2,622.1 4.61% $368.2 2.94% $998.7 4.63% $3,989.0 4.46% Secured debt = $780 (20%), Unsecured debt = $3,209 (80%) 1 GPE guarantees substantially all of GMO’s debt 2 Weighted Average Rates – excludes premium / discounts and other amortizations 3 Includes current maturities of long-term debt

August 2013 Investor Presentation June 30, 2013 Liquidity Key Credit Ratios for Great Plains Energy and Liquidity 22 56.1% 56.9% 57.0% 58.3% 45% 50% 55% 60% 2010 2011 2012 2Q2013 Adjusted Debt / Total Adjusted Capitalization1 ($ in millions) KCP&L GMO GPE Total Aggregate Bank Commitments3 $710.0 $530.0 $200.0 $1,440.0 Outstanding Facility Draws 0.0 0.0 6.0 6.0 Outstanding Letters of Credit 5.3 15.1 1.8 22.2 A/R Securitization Facility Draws 110.0 65.0 0.0 175.0 Available Capacity Under Facilities 594.7 449.9 192.2 1,236.8 Outstanding Commercial Paper 200.0 185.0 - 385.0 Available Capacity Less Outstanding Commercial Paper $394.7 $264.9 $192.2 $851.8 3 Includes KCP&L $110M and GMO $65M accounts receivable securitization facilities 1 All ratios calculated using Standard and Poor’s methodology. Ratios are non-GAAP measures that are defined and reconciled to GAAP in Appendix 2 Last twelve months (LTM) as of June 30, 2013 2 2 16.6% 12.3% 15.8% 15.5% 0.0% 10.0% 20.0% 2010 2011 2012 LTM FFO / Adjusted Debt1 4.1 3.2 3.8 4.1 0 1 2 3 4 5 2010 2011 2012 LTM FFO Interest Coverage1

August 2013 Investor Presentation 2013 Earnings Guidance and Projected Drivers 23

August 2013 Investor Presentation EPS Growth Trajectory • 2012 EPS growth of 8% compared to 2011 • 2013 EPS guidance of $1.44 to $1.64 reflects EPS growth of 14% at the midpoint of the range 2013 Drivers • Assumes flat to 1% weather-normalized load growth • Benefit of new retail rates – full-year in Kansas and 11-months in Missouri • $28 million of O&M increases recovered in rates • Dilution from June 2012 equity units • Increase in Missouri property taxes and transmission costs • Continued proactive cost management − Workforce attrition − Outage management − Supply chain transformation − Rail contracts 2013 Earnings Considerations 1 Reaffirming 2013 earnings per share guidance range of $1.44 - $1.64 24 1 $1.44 $1.25 $1.35 $1.64 2011A 2012A 2013E Earnings Per Share

August 2013 Investor Presentation 2014 • One additional month of new Missouri retail rates • La Cygne environmental upgrade AFUDC and abbreviated rate case in Kansas • Reduced capital expenditures assuming novation of two SPP approved regional transmission projects • New coal transportation contracts • Increasing property taxes and transmission costs under-recovered in Missouri • No plans to issue equity 2015 • La Cygne environmental upgrade in-service in 2Q 2015 • Anticipated new retail rates effective in 2016 on projected rate base of $6.5 billion • No plans to issue equity 2014 and 2015 Considerations 25

August 2013 Investor Presentation • NYSE: GXP • www.greatplainsenergy.com • Company Contacts Kevin Bryant VP, Investor Relations and Strategic Planning and Treasurer Great Plains Energy (816) 556-2782 kevin.bryant@kcpl.com Tony Carreño Director, Investor Relations Great Plains Energy (816) 654-1763 anthony.carreno@kcpl.com Investor Relations Information 26

August 2013 Investor Presentation Appendix 27

August 2013 Investor Presentation Gross margin is a financial measure that is not calculated in accordance with generally accepted accounting principles (GAAP). Gross margin, as used by Great Plains Energy, is defined as operating revenues less fuel, purchased power and transmission of electricity by others. The Company’s expense for fuel, purchased power and transmission of electricity by others, offset by wholesale sales margin, is subject to recovery through cost adjustment mechanisms, except for KCP&L’s Missouri retail operations. As a result, operating revenues increase or decrease in relation to a significant portion of these expenses. Management believes that gross margin provides a more meaningful basis for evaluating the Electric Utility segment’s operations across periods than operating revenues because gross margin excludes the revenue effect of fluctuations in these expenses. Gross margin is used internally to measure performance against budget and in reports for management and the Board of Directors. The Company’s definition of gross margin may differ from similar terms used by other companies. A reconciliation to GAAP operating revenues is provided in the table above. Great Plains Energy Reconciliation of Gross Margin to Operating Revenues (Unaudited) 28 Three Months Ended June 30 (millions) Year to Date June 30 (millions) 2013 2012 2013 2012 Operating revenues $ 600.3 $ 603.6 $ 1,142.5 $ 1,083.3 Fuel (121.2) (138.1) (253.4) (257.4) Purchased power (34.9) (26.9) (73.7) (51.6) Transmission of electricity by others (12.9) (8.8) (24.3) (16.1) Gross margin $ 431.3 $ 429.8 $ 791.1 $ 758.2

August 2013 Investor Presentation Key Steps to Completion Status • New Chimney Shell Erected Completed (2Q 2012) • Site Prep; Major Equipment Purchase Completed (3Q 2012) • Installation of Low Nox Burners for La Cygne 2 Completed (2Q 2013) • Major Construction 4Q 2012 – 2Q 2014 On schedule • Startup Testing 3Q 2014 On schedule • Tie-in Outage Unit 2 4Q 2014 On schedule • Tie-in Outage Unit 1 1Q 2015 On schedule • In-service 2Q 2015 On schedule La Cygne Generation Station • La Cygne Coal Unit 1 368 MW1 - Wet scrubber, baghouse, activated carbon injection • La Cygne Coal Unit 2 343 MW1 - Selective catalytic reduction system, wet scrubber, baghouse, activated carbon injection, over-fired air, low Nox burners • Project cost estimate, excluding AFUDC and property tax, $615 million1. Kansas jurisdictional share is $281 million • 2011 predetermination order issued in Kansas deeming project as requested and cost estimate to be reasonable • Project is on schedule and on budget 1 KCP&L’s 50% share La Cygne Environmental Upgrade, Construction Update 29

August 2013 Investor Presentation • Great Plains Energy (GXP) and American Electric Power (AEP) formed a joint venture, Transource Energy, LLC (Transource), to pursue competitive transmission projects – GXP owns 13.5% through a newly-formed subsidiary (GPE Transmission Holding Company, LLC) – AEP owns 86.5% through its subsidiary (AEP Transmission Holding Company, LLC) • GXP’s regulated subsidiaries, KCP&L and GMO, are seeking regulatory approval to novate two Southwest Power Pool (SPP) regional transmission projects they have committed to build that are in various stages of development – Sibley-Nebraska City an SPP Priority Project1 - 345kV, GMO’s share is approximately 135 miles (180 miles total project and approximately $400 million estimated total costs), expected in-service: 2017 – Iatan-Nashua an SPP Balanced Portfolio Project - 345kV, approximately 30 miles, estimated total costs of approximately $65 million, expected in-service: 2015 – KCP&L and GMO to fund 100% of the costs of the two SPP projects until they are novated and will be reimbursed by Transource consistent with the ownership structure • Approvals to novate the projects estimated to be completed by 1Q 2014 Transource Overview 30 1 In June 2013, the final route for this line was determined and the previous total cost estimate, including GMO’s $380 million portion, is currently being reevaluated

August 2013 Investor Presentation • Approximately 30-mile 345 kV transmission line and related facilities between the Iatan and Nashua substations in Missouri • Estimated Project Cost: $65 million • Expected In-service: 2015 • Approved as SPP ‘Balanced Portfolio’ project in 2009 • Expected benefits greater than cost; increases system reliability; reduces congestion; reduces regional production costs; reduces congestion for power flows between SPP and MISO Iatan – Nashua Project 31

August 2013 Investor Presentation • Approximately 135-mile (GMO’s share of the 180- mile project) 345 kV transmission line and related facilities between Nebraska and Missouri • Estimated Total Project Cost1: Approximately $400 million • Expected In-service: 2017 • Approved as the largest regional project in the SPP ‘Priority Projects’ portfolio in 2010 • Benefits: Priority Projects will increase reliability; reduce congestion; improve energy market efficiency; facilitate the integration of renewables; increase west-east transfer capability across the SPP Sibley – Nebraska City Project 32 1 In June 2013, the final route for this line was determined and the previous total cost estimate, including GMO’s $380 million portion, is currently being reevaluated.

August 2013 Investor Presentation Application Regulatory Jurisdiction Case Number Date Filed Purpose Anticipated Date for Approval Certificate of Convenience and Necessity (CCN) MPSC EA-2013-0098 8/31/12 • Seeking a line CCN to construct, finance, own, operate, and maintain the Iatan-Nashua 345kV line and Sibley- Nebraska 345kV line within the state of Missouri Stipulation and Agreement approved in 3Q 2013 Authorization to Transfer MPSC EO-2012-0367 1 8/31/12 • Request authorization to transfer at cost certain transmission property to Transource Missouri, LLC • Grant waivers of Missouri Affiliate Transaction Rules Stipulation and Agreement approved in 3Q 2013 FERC 205 Filing FERC ER12-2554-000 2 8/31/12 • Request for incentive rate treatments for investment in Iatan-Nashua 345kV project and Sibley-Nebraska City 345kV project • Acceptance of Transource Missouri formula rate to capture and recover the costs of Transource Missouri’s investment in the projects and any future SPP-controlled transmission asset • Incentive rate treatment approved in 3Q 2012 • Formula rate settlement approved in 2Q 2013 1 Regulatory filing made by KCP&L and GMO 2 Transource will receive revenue through FERC formula rates for the Iatan-Nashua and Sibley-Nebraska City projects once they are novated Transource Missouri, LLC Regulatory Filings 33

August 2013 Investor Presentation Earnings (millions) Earnings per Share 2013 2012 2013 2012 Electric Utility $ 65.5 $ 63.8 $ 0.43 $ 0.45 Other (1.9) (5.7) (0.02) (0.04) Net income 63.6 58.1 0.41 0.41 Preferred dividends (0.4) (0.4) - - Earnings available for common shareholders $ 63.2 $ 57.7 $ 0.41 $ 0.41 Common stock outstanding for the quarter averaged 153.8 million shares, about 8 percent higher than the same period in 2012 Great Plains Energy Consolidation Earnings and Earnings Per share – Three Months Ended June 30 (Unaudited) 34

August 2013 Investor Presentation Earnings (millions) Earnings per Share 2013 2012 2013 2012 Electric Utility $ 93.1 $ 68.3 $ 0.61 $ 0.49 Other (3.5) (19.5) (0.03) (0.14) Net income 89.6 48.8 0.58 0.35 Less: Net loss attributable to noncontrolling interest - 0.2 - - Net income attributable to Great Plains Energy 89.6 49.0 0.58 0.35 Preferred dividends (0.8) (0.8) - (0.01) Earnings available for common shareholders $ 88.8 $ 48.2 $ 0.58 $ 0.34 Common stock outstanding for the quarter averaged 153.7 million shares, about 9 percent higher than the same period in 2012 Great Plains Energy Consolidation Earnings and Earnings Per share – Year to Date June 30 (Unaudited) 35

August 2013 Investor Presentation Plant Performance 1 As of June 30 1 1 1 1 2Q 2013 2Q 2012 YTD 2013 YTD 2012 Equivalent Availability 72% 83% 73% 81% Capacity Factor 58% 75% 61% 68% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Combined Fleet 2Q 2013 2Q 2012 YTD 2013 YTD 2012 Equivalent Availability 72% 81% 76% 84% Capacity Factor 56% 71% 62% 69% Equivalent Availability Nuclear 72% 100% 55% 59% Capacity Factor Nuclear 70% 100% 54% 60% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Coal and Nuclear 36

August 2013 Investor Presentation Considerations Generating • Includes costs associated with our 47% interest in Wolf Creek Distribution and Transmission • Includes costs associated with our vehicle fleet and expanding service areas SPP transmission projects • Reflects 100% of the costs associated with Iatan-Nashua and Sibley-Maryville-Nebraska City projects which we expect to novate to Transource by 2014 upon regulatory approval. Once novated to Transource, Great Plains Energy will fund 13.5% of the SPP transmission projects • In June 2013, the final route for the Sibley-Maryville-Nebraska City transmission line was determined and the previous total cost estimate, including GMO’s portion is currently being reevaluated General • Costs associated with facilities and information systems Environmental • Costs associated with our share of environmental upgrades at La Cygne station expected to be completed in 2015 Projected Utility Capital Expenditures1 37 Projected Utility Capital Expenditures (In Millions) 2013 2014 2015 Generating Facilities $ 245.4 $ 230.2 $ 230.2 Distribution and transmission facilities 192.3 199.1 204.4 SPP – approved regional transmission projects 73.6 76.0 97.7 General facilities 45.7 54.9 53.3 Nuclear fuel 5.5 1.6 47.9 Environmental 162.4 148.8 82.0 Total utility capital expenditures $ 724.9 $ 710.6 $ 715.5 1 Projected capital expenditures excludes Allowance for Funds Used During Construction (AFUDC)

August 2013 Investor Presentation Debt • In March 2013, KCP&L issued $300 million of 10-year senior unsecured notes with a coupon rate of 3.15% • Long-term debt issuance anticipated for GMO Equity • No plans to issue equity 1 2013 financing strategy is subject to change, depending on capital expenditures, internal cash generation, market conditions and other factors 2013 Financial Strategy1 38

August 2013 Investor Presentation • Effective income tax rate of approximately 35% • Federal/state combined statutory rate of approximately 38.9% impacted by: - AFUDC Equity (non-taxable) - Wind Production Tax Credits (PTC) - Amortization of Investment Tax Credits (ITC) • Do not expect to generate significant income tax liability or pay significant income taxes during 2013 due to: - Bonus depreciation of approximately $180 million - Ongoing wind PTC - Utilization of prior year Net Operating Losses (NOLs) and tax credits 2013 Guidance Assumptions Income Taxes 39

August 2013 Investor Presentation • Year-end 2012 deferred income taxes include: – $217.5 million tax credit carry forwards primarily related to Advanced Coal ITCs, wind PTCs, and Alternative Minimum Tax (AMT) credits ($88.1 million related to GMO acquisition) o Coal and wind credits expire in years 2028 to 2032 o AMT credits do not expire o $0.5 million valuation allowance on federal and state tax credits – $517.2 million of tax benefits on NOL carry forwards ($352.7 million related to the GMO acquisition) o Federal NOL carry forwards expire in years 2023 to 2031 o $23.3 million valuation allowance on state NOL tax benefits • Do not expect to generate significant income tax liability during 2013 (see previous slide) • Do not anticipate paying significant income taxes through the end of 2018 – Expect to utilize year-end 2012 NOL and tax credit carry forwards, net of valuation allowances – Estimate that impact of bonus depreciation in 2013 has delayed paying significant income taxes by about one year 2013 Guidance Assumption Deferred Income Tax 40

August 2013 Investor Presentation Credit Metric Reconciliation to GAAP 1 Last twelve months (LTM) as of June 30, 2013 41 Funds from operations (FFO) to adjusted debt is a financial measure that is not calculated in accordance with generally accepted accounting principles (GAAP). FFO to adjusted debt, as used by Great Plains Energy, is defined in accordance with Standard & Poor’s methodology used for calculating FFO to debt. The numerator of the ratio is defined as net cash from operating activities (GAAP) plus non-GAAP adjustments related to operating leases, hybrid securities, post-retirement benefit obligations, capitalized interest, power purchase agreements, asset retirement obligations, changes in working capital and decommissioning fund contributions. The denominator of the ratio is defined as the sum of debt balances (GAAP) plus non-GAAP adjustments related to some of the same items adjusted for in the numerator and other adjustments related to securitized receivables and accrued interest. Management believes that FFO to adjusted debt provides a meaningful way to better understand the Company’s credit profile. FFO to adjusted debt is used internally to help evaluate the possibility of a change in the Company’s credit rating. 2010 2011 2012 LTM1 Funds from operations Net cash from operating activities 552.1$ 443.0$ 663.8$ 673.9$ Adjustments to reconcile net cash from operating activities to FFO: Operating leases 8.7 11.1 10.8 11.6 Intermediate hybrids reported as debt 28.8 28.8 7.2 Intermediate hybrids reported as equity (0.8) (0.8) (0.8) (0.8) Post-retirement benefit obligations 24.4 65.3 25.7 25.7 Capitalized interest (28.5) (5.8) (5.3) (7.2) Power purchase agreements 8.3 1.6 7.8 8.4 Asset retirement obligations (7.0) (6.6) (4.8) (4.8) Reclassification of working-capital changes 95.1 (0.8) 5.0 31.4 US decommissioning fund contributions (3.7) (3.4) (3.3) (3.3) Total adjustments 125.3 89.4 42.3 61.0 Funds from operations 677.4$ 532.4$ 706.1$ 734.9$ Adjusted Debt Notes payable 9.5$ 22.0$ 12.0$ 6.0$ Collateralized note payable 95.0 95.0 174.0 175.0 Commercial paper 263.5 267.0 530.1 385.0 Current maturities of long-term debt 485.7 801.4 263.1 257.1 Long-term Debt 2,942.7 2,742.3 2,756.8 3,165.9 Total debt 3,796.4 3,927.7 3,736.0 3,989.0 Adjustments to reconcile total debt to adjusted debt: Trade receivables sold or securitized Operating leases 142.5 127.2 127.4 133.9 Intermediate hybrids reported as debt (287.5) (287.5) Intermediate hybrids reported as equity 19.5 19.5 19.5 19.5 Post-retirement benefit obligations 280.5 303.1 364.2 364.2 Accrued interest not included in reported debt 75.4 76.9 41.5 62.0 Power purchase agreements 19.6 105.8 129.5 134.1 Asset retirement obligations 41.1 40.4 37.1 37.1 Total adjustments 291.1 385.4 719.2 750.8 Adjusted Debt 4,087.5$ 4,313.1$ 4,455.2$ 4,739.8$ FFO / Adjusted Debt 16.6% 12.3% 15.8% 15.5% Funds from Operations (FFO) / Adjusted Debt

August 2013 Investor Presentation Credit Metric Reconciliation to GAAP 1 Last twelve months (LTM) as of June 30, 2013 42 Funds from operations (FFO) interest coverage ratio is a financial measure that is not calculated in accordance with generally accepted accounting principles (GAAP). FFO interest coverage, as used by Great Plains Energy, is defined in accordance with Standard & Poor’s methodology used for calculating FFO interest coverage. The numerator of the ratio is defined as net cash from operating activities (GAAP) plus non-GAAP adjustments related to operating leases, hybrid securities, post-retirement benefit obligations, capitalized interest, power purchase agreements, asset retirement obligations, changes in working capital and decommissioning fund contributions plus adjusted interest expense (non-GAAP). The denominator of the ratio, adjusted interest expense, is defined as interest charges (GAAP) plus non-GAAP adjustments related to some of the same items adjusted for in the numerator and other adjustments needed to match Standard & Poor’s calculation. Management believes that FFO interest coverage provides a meaningful way to better understand the Company’s credit profile. FFO interest coverage is used internally to help evaluate the possibility of a change in the Company’s credit rating. 2010 2011 2012 LTM1 Funds from operations Net cash from operating activities 552.1$ 443.0$ 663.8$ 673.9$ Adjustments to reconcile net cash from operating activities to FFO: Operating leases 8.7 11.1 10.8 11.6 Intermediate hybrids reported as debt 28.8 28.8 7.2 Intermediate hybrids reported as equity (0.8) (0.8) (0.8) (0.8) Post-retirement benefit obligations 24.4 65.3 25.7 25.7 Capitalized interest (28.5) (5.8) (5.3) (7.2) Power purchase agreements 8.3 1.6 7.8 8.4 Asset retirement obligations (7.0) (6.6) (4.8) (4.8) Reclassification of working-capital changes 95.1 (0.8) 5.0 31.4 US decommissioning fund contributions (3.7) (3.4) (3.3) (3.3) Total adjustments 125.3 89.4 42.3 61.0 Funds from operations 677.4$ 532.4$ 706.1$ 734.9$ Interest expense Interest charges 184.8$ 218.4$ 220.8$ 197.2$ Adjustments to reconcile interest charges to adjusted interest expense: Trade receivables sold or securitized Operating leases 8.1 7.7 7.5 6.7 Intermediate hybrids reported as debt (28.8) (28.8) (14.4) Intermediate hybrids reported as equity 0.8 0.8 0.8 0.8 Post-retirement benefit obligations 19.4 17.6 12.0 12.0 Capitalized interest 28.5 5.8 5.3 7.2 Power purchase agreements 2.9 6.1 7.6 7.0 Asset retirement obligations 8.7 9.3 9.2 9.2 Other adjustments (2.4) Total adjustments 37.2 18.5 28.0 42.9 Adjusted interest expense 222.0$ 236.9$ 248.8$ 240.1$ FFO interest coverage (x) 4.1 3.2 3.8 4.1 Funds from Operations (FFO) Interest Coverage

August 2013 Investor Presentation Credit Metric Reconciliation to GAAP 43 Adjusted debt to total adjusted capitalization is a financial measure that is not calculated in accordance with generally accepted accounting principles (GAAP). Adjusted debt to total adjusted capitalization, as used by Great Plains Energy, is defined in accordance with Standard & Poor’s methodology used for calculating the ratio of debt to debt and equity. The numerator of the ratio, adjusted debt, is defined as the sum of debt balances (GAAP) plus non-GAAP adjustments related to securitized receivables, operating leases, hybrid securities, post- retirement benefit obligations, accrued interest, power purchase agreements and asset retirement obligations. The denominator of the ratio, total adjusted capitalization, is defined as the sum of equity balances (GAAP) plus non- GAAP adjustments related to hybrid securities plus the non-GAAP adjusted debt as defined for the numerator. Management believes that adjusted debt to total adjusted capitalization provides a meaningful way to better understand the Company’s credit profile. Adjusted debt to total adjusted capitalization is used internally to help evaluate the possibility of a change in the Company’s credit rating. 2010 2011 2012 2Q2013 Adjusted Debt Notes payable 9.5$ 22.0$ 12.0$ 6.0$ Collateralized note payable 95.0 95.0 174.0 175.0 Commercial paper 263.5 267.0 530.1 385.0 Current maturities of long-term debt 485.7 801.4 263.1 257.1 Long-term Debt 2,942.7 2,742.3 2,756.8 3,165.9 Total debt 3,796.4 3,927.7 3,736.0 3,989.0 Adjustments to reconcile total debt to adjusted debt: Trade receivables sold or securitized Operating leases 142.5 127.2 127.4 133.9 Intermediate hybrids reported as debt (287.5) (287.5) Intermediate hybrids reported as equity 19.5 19.5 19.5 19.5 Post-retirement benefit obligations 280.5 303.1 364.2 364.2 Accrued interest not included in reported debt 75.4 76.9 41.5 62.0 Power purchase agreements 19.6 105.8 129.5 134.1 Asset retirement obligations 41.1 40.4 37.1 37.1 Total adjustments 291.1 385.4 719.2 750.8 Adjusted Debt 4,087.5$ 4,313.1$ 4,455.2$ 4,739.8$ Total common shareholders' equity 2,885.9$ 2,959.9$ 3,340.0$ 3,373.2$ Noncontrolling interest 1.2 1.0 - - Total cumulative preferred stock 39.0 39.0 39.0 39.0 Total equity 2,926.1 2,999.9 3,379.0 3,412.2 Adjustments to reconcile total equity to adjusted equity: Intermediate hybrids reported as debt 287.5 287.5 Intermediate hybrids reported as equity (19.5) (19.5) (19.5) (19.5) Total adjustments 268.0 268.0 (19.5) (19.5) Adjusted Equity 3,194.1$ 3,267.9$ 3,359.5$ 3,392.7$ Total Adjusted Capitalization 7,281.6$ 7,581.0$ 7,814.7$ 8,132.5$ Adjusted Debt / Total Adjusted Capitalization 56.1% 56.9% 57.0% 58.3% Adjusted Debt / Total Adjusted Capitalization